CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2022 CNY (¥)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 CNY (¥)	Mar. 31, 2020 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	¥ 47,079	$ 7,427	¥ 143,284	¥ 140,350
Foreign currency translation:
Change in unrealized gains (losses)	(15,470)	(2,441)	(18,646)	3,058
Share of other comprehensive income of equity method investees:
Change in unrealized losses	(784)	(124)	(1,449)	(546)
Interest rate swaps under hedge accounting and others:
Change in unrealized (losses) gains	157	25	104	(507)
Other comprehensive income (loss)	(16,097)	(2,540)	(19,991)	2,005
Total comprehensive income	30,982	4,887	123,293	142,355
Total comprehensive loss attributable to noncontrolling interests	17,361	2,739	9,005	8,615
Total comprehensive income attributable to ordinary shareholders	¥ 48,343	$ 7,626	¥ 132,298	¥ 150,970